EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Infinity, Inc. (the "Company") on Form 10-K (as amended) for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ STANTON E. ROSS
------------------------
Stanton E. Ross
Chief Executive Officer
April 29, 2004

A signed original of this written statement required by Section 906 has been provided to Infinity, Inc. and will be retained by Infinity, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.